Exhibit 99.1

Headquarters Office
13737 Noel Road, Ste.100
Dallas, TX 75240
tel: 469.893.2000
fax: 469.893.8600
www.tenethealth.com

Contacts:
Media:	David Matthews (469) 893-2640
David.Matthews@tenethealth.com
Investors:	Thomas Rice (469) 893-2522
Thomas.Rice@tenethealth.com

Tenet Confirms Previewed Results for Second Quarter

Ended June 30, 2009

Commentary on 2009 Outlook

DALLAS – August 4, 2009 – Tenet Healthcare Corporation (NYSE:THC) today confirmed all disclosures provided in its earnings preview dated July 28, 2009.

These previously released results included adjusted EBITDA, a non-GAAP term defined below, of $246 million for the second quarter of 2009, an increase of approximately $83 million, or 50.9 percent, as compared to $163 million for the second quarter of 2008. On a same-hospital basis, adjusted EBITDA is $241 million, an increase of $72 million, or 42.6 percent, as compared to $169 million in the second quarter of 2008. The net loss attributable to shareholders for the second quarter of 2009 is $15 million, or $0.03 per share, the same as the second quarter of 2008.

Outlook for 2009

As the basis for our outlook for 2009 adjusted EBITDA in a range of $810 million to $875 million, we have assumed same-hospital admissions growth of flat to a decline of one percent and same-hospital outpatient visit growth of 1.5 to 3.0 percent. Based on these volume assumptions, we have assumed growth in net operating revenues in a range of 3 to 5 percent. This is consistent with an outlook for total-company net operating revenues in the range of $8.9 billion to $9.1 billion.

Our outlook for 2009 growth in controllable operating expenses per adjusted patient day is in the range of 0.25 to 1.0 percent. On a total-company basis, these assumptions correspond to a range for 2009 controllable operating expenses of $7.3 billion to $7.4 billion.

The outlook for 2009 total-company bad debt expense is in the range of 7.8 to 8.5 percent of net operating revenues, and these assumptions correspond to 2009 total-company bad debt expense in the range of $700 million to $750 million.

Based on these assumptions, the 2009 outlook for adjusted EBITDA is in the range of $810 million to $875 million, on a total-company basis (or a net loss attributable to shareholders of $20 million to net income of $60 million on a GAAP basis). Our definition of the term adjusted EBITDA is reconciled to net income (loss) attributable to Tenet Healthcare shareholders as defined by GAAP in Table #3 below.

As supplemental information, we are also providing our outlook using an assumption of 37.1 percent for “normalized” income taxes, which results in a range of a normalized 2009 income tax benefit of $19 million to an expense of $4 million, compared to our outlook range of an income tax benefit of $5 million to an expense of $5 million. On this basis, our 2009 outlook for normalized income (loss) from continuing operations before income taxes ranges from a loss of $50 million to income of $10 million. Using average expected shares outstanding of 484 million, the 2009 outlook for normalized loss per share from continuing operations is in the range of a loss of $0.08 per share to loss of $0.01 per share. This calculation is provided in Table #4 below. Table #4 incorporates our outlook for 2009 depreciation and amortization expense in the range of $400 million to $420 million, the outlook for 2009 interest expense, net, in the range of $445 million to $460 million, and the outlook for 2009 net income attributable to noncontrolling interests in the range of $8 million to $13 million.

Our 2009 outlook includes an expectation of adjusted net cash provided by operating activities from continuing operations in the range of $290 million to $365 million which the Company defines to exclude income tax refunds (payments), net payments against reserves for restructuring charges and litigation costs and settlements, and net cash provided by (used in) operating activities from discontinued operations.

Adjusted free cash flow from continuing operations for 2009 (based on adjustments provided in Table #5 below) is expected to be in the range of negative $110 million to negative $85 million. Our 2009 outlook for net cash provided by operating activities on a GAAP basis is $138 million to $243 million. For additional information see Table #5 below.

The outlook range for cash and cash equivalents at December 31, 2009 is $415 million to $515 million. This year-end cash outlook includes the $60 million of cash used in the third quarter to repurchase some of the Company’s outstanding debt, and the $81 million of cash to be used in the third quarter to settle the Company’s previously disclosed California wage and hour litigation matter.

The Company’s outlook for 2009 is materially dependent on a number of items that are difficult to project given the uncertain macro-economic environment. Among the most important of these items are aggregate patient volumes, payer and patient mix, and bad debt expense.

Management’s Webcast Discussion of Second Quarter Results

Tenet management will discuss second quarter 2009 results on a webcast scheduled to begin at 10:00 AM (ET) on Aug. 4, 2009. This webcast may be accessed through Tenet’s website at www.tenethealth.com. A set of slides accompanying the call will be posted to the Company’s website at approximately 7:30 AM (ET).

Tenet Healthcare Corporation, through its subsidiaries, owns and operates acute care hospitals and related ancillary health care businesses, which include ambulatory surgery centers and diagnostic imaging centers. Tenet’s hospitals and related healthcare facilities are committed to providing high quality care to patients in the communities we serve. For more information, please visit www.tenethealth.com.

# # #

Some of the statements in this release may constitute forward-looking statements. Such forward-looking statements are based on our current expectations and could be affected by numerous factors and are subject to various risks and uncertainties discussed in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended Dec. 31, 2008, our quarterly reports on Form 10-Q, and periodic reports on Form 8-K. Do not rely on any forward-looking statement, as we cannot predict or control many of the factors that ultimately may affect our ability to achieve the results estimated. We make no promise to update any forward-looking statement, whether as a result of changes in underlying factors, new information, future events or otherwise.

TENET HEALTHCARE CORPORATION

CONSOLIDATED OPERATIONS DATA

(Unaudited)

	Three Months Ended June 30,
(Dollars in millions except per share amounts)	2009	%	2008	%	Change
Net operating revenues	$2,229	100.0%	$2,112	100.0%	5.5%
Operating expenses:
Salaries, wages and benefits	(949)	(42.6%)	(934)	(44.2%)	1.6%
Supplies	(395)	(17.7%)	(376)	(17.8%)	5.1%
Provision for doubtful accounts	(167)	(7.5%)	(153)	(7.2%)	9.2%
Other operating expenses, net	(472)	(21.2%)	(486)	(23.1%)	(2.9%)
Depreciation	(87)	(3.9%)	(84)	(4.0%)	3.6%
Amortization	(11)	(0.5%)	(9)	(0.4%)	22.2%
Impairment of long-lived assets and goodwill, and restructuring charges	(1)	—	(2)	(0.1%)
Litigation and investigation costs	(9)	(0.4%)	(3)	(0.1%)

Operating income	138	6.2%	65	3.1%
Interest expense	(120)		(102)
Loss from early extinguishment of debt	(21)		—
Investment earnings (loss)	(5)		4
Net gain on sales of investments	15		—

Income (loss) from continuing operations, before income taxes	7		(33)
Income tax benefit (expense)	(4)		16

Income (loss) from continuing operations, before discontinued operations	3		(17)
Discontinued operations:
Income (loss) from operations	(11)		4
Impairment of long-lived assets and goodwill, and restructuring charges	(6)		(7)
Net gains on sales of facilities	—		8
Income tax expense	—		(3)

Income (loss) from discontinued operations, net of tax	(17)		2

Net loss	(14)		(15)

Less: Net income attributable to noncontrolling interests	1		—

Net loss attributable to Tenet Healthcare Corporation shareholders	$(15)		$(15)

Earnings (loss) per share attributable to Tenet Healthcare Corporation shareholders
Basic
Continuing operations	$0.01		$(0.03)
Discontinued operations	(0.04)		—

	$(0.03)		$(0.03)

Diluted
Continuing operations	$0.01		$(0.03)
Discontinued operations	(0.04)		—

	$(0.03)		$(0.03)

Weighted average shares and dilutive securities outstanding (in thousands):
Basic	480,447		476,308
Diluted	488,244		476,308

TENET HEALTHCARE CORPORATION

CONSOLIDATED OPERATIONS DATA

(Unaudited)

	Six Months Ended June 30,
(Dollars in millions except per share amounts)	2009	%	2008	%	Change
Net operating revenues	$4,491	100.0%	$4,268	100.0%	5.2%
Operating expenses:
Salaries, wages and benefits	(1,914)	(42.6%)	(1,879)	(44.0%)	1.9%
Supplies	(786)	(17.5%)	(750)	(17.6%)	4.8%
Provision for doubtful accounts	(323)	(7.2%)	(298)	(7.0%)	8.4%
Other operating expenses, net	(944)	(21.1%)	(962)	(22.4%)	(1.9%)
Depreciation	(172)	(3.8%)	(165)	(3.9%)	4.2%
Amortization	(22)	(0.5%)	(18)	(0.4%)	22.2%
Impairment of long-lived assets and goodwill, and restructuring charges	(6)	(0.1%)	(3)	(0.1%)
Litigation and investigation costs	(10)	(0.2%)	(50)	(1.2%)

Operating income	314	7.0%	143	3.4%
Interest expense	(230)		(206)
Gain from early extinguishment of debt	113		—
Investment earnings (loss)	(3)		9
Net gain on sales of investments	15		—

Income (loss) from continuing operations, before income taxes	209		(54)
Income tax benefit (expense)	(9)		15

Income (loss) from continuing operations, before discontinued operations	200		(39)
Discontinued operations:
Income (loss) from operations	(12)		8
Impairment of long-lived assets and goodwill, and restructuring charges	(15)		(17)
Net gains (losses) on sales of facilities	(2)		8
Income tax expense	(2)		(5)

Loss from discontinued operations, net of tax	(31)		(6)

Net income (loss)	169		(45)

Less: Net income attributable to noncontrolling interests	6		1

Net income (loss) attributable to Tenet Healthcare Corporation shareholders	$163		$(46)

Earnings (loss) per share attributable to Tenet Healthcare Corporation shareholders
Basic
Continuing operations	$0.41		$(0.09)
Discontinued operations	(0.07)		(0.01)

	$0.34		$(0.10)

Diluted
Continuing operations	$0.41		$(0.09)
Discontinued operations	(0.07)		(0.01)

	$0.34		$(0.10)

Weighted average shares and dilutive securities outstanding (in thousands):
Basic	479,410		475,687
Diluted	483,878		475,687

TENET HEALTHCARE CORPORATION

CONSOLIDATED BALANCE SHEET DATA

(Unaudited)

(Dollars in Millions)	June 30, 2009	December 31, 2008
ASSETS
Current assets:
Cash and cash equivalents	$758	$507
Investments in Reserve Yield Plus Fund	6	14
Investments in marketable debt securities	3	2
Accounts receivable, less allowance for doubtful accounts	1,225	1,337
Inventories of supplies, at cost	154	161
Income tax receivable	—	6
Deferred income taxes	83	82
Assets held for sale	39	310
Other current assets	294	290

Total current assets	2,562	2,709
Investments and other assets	198	242
Property and equipment, at cost, less accumulated depreciation and amortization	4,182	4,291
Goodwill	607	609
Other intangible assets, at cost, less accumulated amortization	379	323

Total assets	$7,928	$8,174

LIABILITIES AND EQUITY
Current liabilities:
Current portion of long-term debt	$2	$2
Accounts payable	618	686
Accrued compensation and benefits	330	414
Professional and general liability reserves	113	127
Accrued interest payable	104	125
Accrued legal settlement costs	174	168
Other current liabilities	364	427

Total current liabilities	1,705	1,949
Long-term debt, net of current portion	4,624	4,778
Professional and general liability reserves	509	536
Accrued legal settlement costs	25	72
Other long-term liabilities	618	591
Deferred income taxes	114	101

Total liabilities	7,595	8,027
Commitments and contingencies
Equity:
Shareholders’ equity:
Common stock	26	26
Additional paid-in capital	4,457	4,445
Accumulated other comprehensive loss	(31)	(37)
Accumulated deficit	(2,689)	(2,852)
Less common stock in treasury, at cost	(1,477)	(1,479)

Total shareholders’ equity	286	103
Noncontrolling interests	47	44

Total equity	333	147

Total liabilities and equity	$7,928	$8,174

TENET HEALTHCARE CORPORATION

CONSOLIDATED CASH FLOW DATA

(Unaudited)

	Six Months Ended June 30,
(Dollars in Millions)	2009	2008
Net income (loss)	$169	$(45)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	194	183
Provision for doubtful accounts	323	298
Net gains on sale of investments	(15)	—
Deferred income tax expense	11	16
Stock-based compensation expense	13	19
Impairment of long-lived assets and goodwill, and restructuring charges	6	3
Litigation and investigation costs	10	50
Gain from early extinguishment of debt	(113)	—
Fair market value adjustments related to interest rate swap and LIBOR cap agreements	3	—
Pretax loss from discontinued operations	29	1
Other items, net	6	(3)
Changes in cash from changes in operating assets and liabilities:
Accounts receivable	(319)	(357)
Inventories and other current assets	(16)	16
Income taxes	21	(29)
Accounts payable, accrued expenses and other current liabilities	(119)	(85)
Other long-term liabilities	(11)	(25)
Payments against reserves for restructuring charges and litigation costs	(56)	(56)
Net cash provided by operating activities from discontinued operations, excluding income taxes	28	4

Net cash provided by (used in) operating activities	164	(10)
Cash flows from investing activities:
Purchases of property and equipment:
Continuing operations	(138)	(232)
Discontinued operations	(1)	(11)
Construction of new and replacement hospitals	(34)	(56)
Purchase of business	—	(3)
Proceeds from sales of facilities and other assets – discontinued operations	221	83
Proceeds from sales of marketable securities, long-term investments and other assets	49	14
Proceeds from hospital authority bonds	49	—
Purchases of marketable securities	(6)	(8)
Distributions received from investments in Reserve Yield Plus Fund	8	—
Other items, net	2	2

Net cash provided by (used in) investing activities	150	(211)
Cash flows from financing activities:
Repayments of borrowings	(901)	(1)
Proceeds from borrowings	885	—
Deferred debt issuance costs	(46)	(3)
Contributions from noncontrolling interests	—	6
Distributions paid to noncontrolling interests	(3)	(1)
Other items, net	2	—

Net cash provided by (used in) financing activities	(63)	1

Net increase (decrease) in cash and cash equivalents	251	(220)
Cash and cash equivalents at beginning of period	507	572

Cash and cash equivalents at end of period	$758	$352

Supplemental disclosures:
Interest paid, net of capitalized interest	$(240)	$(194)
Income tax refunds (payments), net	$22	$(3)

TENET HEALTHCARE CORPORATION

SELECTED STATISTICS – CONTINUING SAME HOSPITALS

(Unaudited)

	Three Months Ended June 30,				Six Months Ended June 30,
(Dollars in millions except per patient day, per admission and per visit amounts)	2009	2008	Change		2009	2008	Change
Net inpatient revenues	$1,427	$1,391	2.6%		$2,928	$2,855	2.6%
Net outpatient revenues	$692	$645	7.3%		$1,351	$1,265	6.8%

Number of general hospitals (at end of period)	48	48	—	*	48	48	—	*
Licensed beds (at end of period)	13,309	13,270	0.3%		13,309	13,270	0.3%
Average licensed beds	13,301	13,272	0.2%		13,301	13,282	0.1%
Utilization of licensed beds	51.6%	53.1%	(1.5%)	*	53.6%	55.0%	(1.4%)	*
Patient days	624,125	640,812	(2.6%)		1,291,203	1,329,664	(2.9%)
Adjusted patient days	931,502	927,945	0.4%		1,901,768	1,899,421	0.1%
Net inpatient revenue per patient day	$2,286	$2,171	5.3%		$2,268	$2,147	5.6%
Admissions	128,818	129,340	(0.4%)		262,710	264,853	(0.8%)
Adjusted patient admissions	193,572	188,696	2.6%		389,443	381,083	2.2%
Net inpatient revenue per admission	$11,078	$10,755	3.0%		$11,145	$10,780	3.4%
Average length of stay (days)	4.9	5.0	(0.1)	*	4.9	5.0	(0.1)	*
Surgeries	91,575	90,253	1.5%		180,651	176,943	2.1%
Net outpatient revenue per visit	$704	$686	2.6%		$696	$669	4.0%
Outpatient visits	983,095	940,513	4.5%		1,941,596	1,891,708	2.6%

Sources of net patient revenue
Medicare	24.0%	25.1%	(1.1%)	*	25.5%	25.7%	(0.2%)	*
Medicaid	8.4%	8.4%	—	*	8.2%	8.4%	(0.2%)	*
Managed care governmental	14.8%	13.0%	1.8%	*	14.8%	13.1%	1.7%	*
Managed care commercial	41.8%	41.9%	(0.1%)	*	41.2%	41.0%	0.2%	*
Indemnity, self-pay and other	11.0%	11.6%	(0.6%)	*	10.3%	11.8%	(1.5%)	*

*	This change is the difference between the 2009 and 2008 amounts shown

TENET HEALTHCARE CORPORATION

SELECTED STATISTICS – CONTINUING TOTAL HOSPITALS

(Unaudited)

	Three Months Ended June 30,				Six Months Ended June 30,
(Dollars in millions except per patients day, per admission and per visit amounts)	2009	2008	Change		2009	2008	Change

Net inpatient revenues	$1,441	$1,392	3.5%		$2,955	$2,856	3.5%
Net outpatient revenues	$702	$647	8.5%		$1,370	$1,267	8.1%

Number of general hospitals (at end of period)	49	49	—	*	49	49	—	*
Licensed beds (at end of period)	13,419	13,380	0.3%		13,419	13,380	0.3%
Average licensed beds	13,411	13,345	0.5%		13,411	13,319	0.7%
Utilization of licensed beds	51.6%	52.8%	(1.2%)	*	53.7%	54.9%	(1.2%)	*
Patient days	629,714	641,425	(1.8%)		1,302,350	1,330,277	(2.1%)
Adjusted patient days	940,472	929,270	1.2%		1,919,313	1,900,747	1.0%
Net inpatient revenue per patient day	$2,288	$2,170	5.4%		$2,269	$2,147	5.7%
Admissions	130,308	129,558	0.6%		265,643	265,071	0.2%
Adjusted patient admissions	195,962	189,168	3.6%		394,059	381,555	3.3%
Net inpatient revenue per admission	$11,058	$10,744	2.9%		$11,124	$10,774	3.2%
Average length of stay (days)	4.8	5.0	(0.2)	*	4.9	5.0	(0.1)	*
Surgeries	92,166	90,363	2.0%		181,806	177,053	2.7%
Net outpatient revenue per visit	$704	$686	2.6%		$697	$669	4.2%
Outpatient visits	996,468	942,944	5.7%		1,966,787	1,894,139	3.8%

Sources of net patient revenue
Medicare	24.0%	25.0%	(1.0%)	*	25.4%	25.7%	(0.3%)	*
Medicaid	8.3%	8.4%	(0.1%)	*	8.1%	8.4%	(0.3%)	*
Managed care governmental	14.9%	13.0%	1.9%	*	14.8%	13.1%	1.7%	*
Managed care commercial	41.9%	41.9%	—%	*	41.2%	41.1%	0.1%	*
Indemnity, self-pay and other	10.9%	11.7%	(0.8%)	*	10.5%	11.7%	(1.2%)	*

*	This change is the difference between the 2009 and 2008 amounts shown

TENET HEALTHCARE CORPORATION

CONSOLIDATED OPERATIONS DATA

Fiscal 2009 by Calendar Quarter

(Unaudited)

	Three Months Ended		Six Months Ended 06/30//09
(Dollars in millions except per share amounts)	3/31/09	6/30/09

Net operating revenues	$2,262	$2,229	$4,491
Operating expenses:
Salaries, wages and benefits	(965)	(949)	(1,914)
Supplies	(391)	(395)	(786)
Provision for doubtful accounts	(156)	(167)	(323)
Other operating expenses, net	(472)	(472)	(944)
Depreciation	(85)	(87)	(172)
Amortization	(11)	(11)	(22)
Impairment of long-lived assets and goodwill, and restructuring charges	(5)	(1)	(6)
Litigation and investigation costs	(1)	(9)	(10)

Operating income	176	138	314
Interest expense	(110)	(120)	(230)
Gain (loss) from early extinguishment of debt	134	(21)	113
Investment earnings (loss)	2	(5)	(3)
Net gain on sales of investments	—	15	15

Income from continuing operations, before income taxes	202	7	209
Income tax expense	(5)	(4)	(9)

Income from continuing operations, before discontinued operations	197	3	200
Discontinued operations:
Loss from operations	(1)	(11)	(12)
Impairment of long-lived assets and goodwill, and restructuring charges	(9)	(6)	(15)
Net losses on sales of facilities	(2)	—	(2)
Income tax expense	(2)	—	(2)

Loss from discontinued operations, net of tax	(14)	(17)	(31)

Net income (loss)	183	(14)	169
Less: Net income attributable to noncontrolling interests	5	1	6

Net income (loss) attributable to Tenet Healthcare Corporation shareholders	$178	$(15)	$163

Diluted earnings (loss) per share attributable to Tenet Healthcare Corporation shareholders
Continuing operations	$0.40	$0.01	$0.41
Discontinued operations	(0.03)	(0.04)	(0.07)

	$0.37	$(0.03)	$0.34

Weighted average shares and dilutive securities outstanding (in thousands):	479,512	488,244	483,878

TENET HEALTHCARE CORPORATION

SELECTED STATISTICS – CONTINUING SAME HOSPITALS

Fiscal 2009 by Calendar Quarter

(Unaudited)

	Three Months Ended		Six Months Ended 06/30/09
(Dollars in millions except per patient day, per admission and per visit amounts)	3/31/09	6/30/09

Net inpatient revenues	$1,501	$1,427	$2,928
Net outpatient revenues	$659	$692	$1,351

Number of general hospitals (at end of period)	48	48	48
Licensed beds (at end of period)	13,305	13,309	13,309
Average licensed beds	13,299	13,301	13,301
Utilization of licensed beds	55.7%	51.6%	53.6%
Patient days	667,078	624,125	1,291,203
Adjusted patient days	970,266	931,502	1,901,768
Net inpatient revenue per patient day	$2,250	$2,286	$2,268
Admissions	133,892	128,818	262,710
Adjusted patient admissions	195,871	193,572	389,443
Net inpatient revenue per admission	$11,211	$11,078	$11,145
Average length of stay (days)	5.0	4.9	4.9
Surgeries	89,076	91,575	180,651
Net outpatient revenue per visit	$688	$704	$696
Outpatient visits	958,501	983,095	1,941,596

Sources of net patient revenue
Medicare	27.0%	24.0%	25.5%
Medicaid	8.0%	8.4%	8.2%
Managed care governmental	14.8%	14.8%	14.8%
Managed care commercial	40.6%	41.8%	41.2%
Indemnity, self-pay and other	9.6%	11.0%	10.3%

TENET HEALTHCARE CORPORATION

SELECTED STATISTICS – CONTINUING TOTAL HOSPITALS

Fiscal 2009 by Calendar Quarter

(Unaudited)

	Three Months Ended		Six Months Ended 06/30/09
(Dollars in millions except per patient day, per admission and per visit amounts)	3/31/09	6/30/09

Net inpatient revenues	$1,514	$1,441	$2,955
Net outpatient revenues	$668	$702	$1,370

Number of general hospitals (at end of period)	49	49	49
Licensed beds (at end of period)	13,415	13,419	13,419
Average licensed beds	13,409	13,411	13,411
Utilization of licensed beds	55.7%	51.6%	53.7%
Patient days	672,636	629,714	1,302,350
Adjusted patient days	978,841	940,472	1,919,313
Net inpatient revenue per patient day	$2,251	$2,288	$2,269
Admissions	135,335	130,308	265,643
Adjusted patient admissions	198,097	195,962	394,059
Net inpatient revenue per admission	$11,187	$11,058	$11,124
Average length of stay (days)	5.0	4.8	4.9
Surgeries	89,640	92,166	181,806
Net outpatient revenue per visit	$688	$704	$697
Outpatient visits	970,319	996,468	1,966,787

Sources of net patient revenue
Medicare	26.9%	24.0%	25.4%
Medicaid	7.9%	8.3%	8.1%
Managed care governmental	14.8%	14.9%	14.8%
Managed care commercial	40.6%	41.9%	41.2%
Indemnity, self-pay and other	9.8%	10.9%	10.5%

TENET HEALTHCARE CORPORATION

CONSOLIDATED OPERATIONS DATA

Fiscal 2008 by Calendar Quarter

(Unaudited)

	Three Months Ended				Year Ended 12/31/08
(Dollars in millions except per share amounts)	3/31/08	6/30/08	9/30/08	12/31/08
Net operating revenues	$2,156	$2,112	$2,140	$2,177	$8,585
Operating expenses:
Salaries, wages and benefits	(945)	(934)	(943)	(957)	(3,779)
Supplies	(374)	(376)	(376)	(385)	(1,511)
Provision for doubtful accounts	(145)	(153)	(164)	(166)	(628)
Other operating expenses, net	(476)	(486)	(497)	(469)	(1,928)
Depreciation	(81)	(84)	(84)	(84)	(333)
Amortization	(9)	(9)	(10)	(10)	(38)
Impairment of long-lived assets and goodwill, and restructuring charges	(1)	(2)	(1)	(12)	(16)
Litigation and investigation (costs) benefit, net of insurance recoveries	(47)	(3)	5	4	(41)

Operating income	78	65	70	98	311
Interest expense	(104)	(102)	(106)	(106)	(418)
Investment earnings	5	4	12	1	22
Net gains (losses) on sales of investments	—	—	140	(1)	139

Income (loss) from continuing operations, before income taxes	(21)	(33)	116	(8)	54
Income tax (expense) benefit	(1)	16	4	6	25

Income (loss) from continuing operations, before discontinued operations	(22)	(17)	120	(2)	79
Discontinued operations:
Income (loss) from operations	4	4	(33)	23	(2)
Impairment of long-lived assets and goodwill, and restructuring charges	(10)	(7)	(21)	(57)	(95)
Net gains (losses) on sales of facilities	—	8	(3)	1	6
Litigation settlements, net of insurance recoveries	—	—	39	—	39
Income tax (expense) benefit	(2)	(3)	4	6	5

Income (loss) from discontinued operations, net of tax	(8)	2	(14)	(27)	(47)

Net income (loss)	(30)	(15)	106	(29)	32
Less: Net income attributable to noncontrolling interests	1	—	2	4	7

Net income (loss) attributable to Tenet Healthcare Corporation shareholders	$(31)	$(15)	$104	$(33)	$25

Diluted earnings (loss) per share attributable to Tenet Healthcare Corporation shareholders:
Continuing operations	$(0.05)	$(0.03)	$0.25	$(0.01)	$0.15
Discontinued operations	(0.01)	—	(0.03)	(0.06)	(0.10)

	$(0.06)	$(0.03)	$0.22	$(0.07)	$0.05

Weighted average shares and dilutive securities outstanding (in thousands):	475,066	476,308	480,789	477,126	478,606

TENET HEALTHCARE CORPORATION

SELECTED STATISTICS – CONTINUING SAME HOSPITALS

Fiscal 2008 by Calendar Quarter

(Unaudited)

	Three Months Ended				Year Ended 12/31/08
(Dollars in millions except per patient day, per admission and per visit amounts)	3/31/08	6/30/08	9/30/08	12/31/08

Net inpatient revenues	$1,464	$1,391	$1,399	$1,431	$5,685
Net outpatient revenues	$620	$645	$649	$641	$2,555

Number of general hospitals (at end of period)	48	48	48	48	48
Licensed beds (at end of period)	13,273	13,270	13,256	13,287	13,287
Average licensed beds	13,292	13,272	13,261	13,272	13,274
Utilization of licensed beds	57.0%	53.1%	51.3%	51.7%	53.2%
Patient days	688,852	640,812	625,702	630,821	2,586,187
Adjusted patient days	971,476	927,945	916,104	918,560	3,734,085
Net inpatient revenue per patient day	$2,125	$2,171	$2,236	$2,268	$2,198
Admissions	135,513	129,340	128,525	129,235	522,613
Adjusted patient admissions	192,387	188,696	189,536	189,357	759,976
Net inpatient revenue per admission	$10,803	$10,755	$10,885	$11,073	$10,878
Average length of stay (days)	5.1	5.0	4.9	4.9	4.9
Surgeries	86,690	90,253	89,776	89,744	356,463
Net outpatient revenue per visit	$652	$686	$692	$694	$681
Outpatient visits	951,195	940,513	937,998	923,317	3,753,023

Sources of net patient revenue
Medicare	26.3%	25.1%	25.1%	25.6%	25.5%
Medicaid	8.4%	8.4%	8.6%	8.2%	8.4%
Managed care governmental	13.2%	13.0%	13.2%	13.9%	13.3%
Managed care commercial	40.2%	41.9%	41.5%	41.9%	41.4%
Indemnity, self-pay and other	11.9%	11.6%	11.6%	10.4%	11.4%

TENET HEALTHCARE CORPORATION

SELECTED STATISTICS – CONTINUING TOTAL HOSPITALS

Fiscal 2008 by Calendar Quarter

(Unaudited)

	Three Months Ended				Year Ended 12/31/08
(Dollars in millions except per patient day, per admission and per visit amounts)	3/31/08	6/30/08	9/30/08	12/31/08

Net inpatient revenues	$1,464	$1,392	$1,405	$1,439	$5,700
Net outpatient revenues	$620	$647	$657	$648	$2,572

Number of general hospitals (at end of period)	48	49	49	49	49
Licensed beds (at end of period)	13,273	13,380	13,366	13,397	13,397
Average licensed beds	13,292	13,345	13,371	13,382	13,347
Utilization of licensed beds	57.0%	52.8%	51.0%	51.5%	53.1%
Patient days	688,852	641,425	627,942	634,421	2,592,640
Adjusted patient days	971,476	929,270	920,430	924,595	3,745,771
Net inpatient revenue per patient day	$2,125	$2,170	$2,237	$2,268	$2,199
Admissions	135,513	129,558	129,205	130,265	524,541
Adjusted patient admissions	192,387	189,168	190,843	191,069	763,467
Net inpatient revenue per admission	$10,803	$10,744	$10,874	$11,047	$10,867
Average length of stay (days)	5.1	5.0	4.9	4.9	4.9
Surgeries	86,690	90,363	90,146	90,166	357,365
Net outpatient revenue per visit	$652	$686	$695	$695	$682
Outpatient visits	951,195	942,944	945,569	932,678	3,772,386

Sources of net patient revenue
Medicare	26.3%	25.0%	25.1%	25.5%	25.5%
Medicaid	8.4%	8.4%	8.6%	8.2%	8.4%
Managed care governmental	13.3%	13.0%	13.3%	13.9%	13.4%
Managed care commercial	40.2%	41.9%	41.6%	41.9%	41.4%
Indemnity, self-pay and other	11.8%	11.7%	11.4%	10.5%	11.3%

(1) Reconciliation of Adjusted EBITDA

Adjusted EBITDA, a non-GAAP term, is defined by the Company as net income (loss) attributable to Tenet Healthcare Corporation shareholders before (1) cumulative effect of change in accounting principle, net of tax, (2) net income attributable to noncontrolling interests (3) income (loss) from discontinued operations, net of tax, (4) income tax (expense) benefit, (5) net gains (losses) on sales of investments, (6) investment earnings (loss), (7) gain (loss) from early extinguishment of debt, (8) interest expense, (9) litigation and investigation (costs) benefit, net of insurance recoveries, (10) hurricane insurance recoveries, net of costs, (11) impairment of long-lived assets and goodwill and restructuring charges, net of insurance recoveries (12) amortization, and (13) depreciation. The Company’s Adjusted EBITDA may not be comparable to EBITDA reported by other companies.

The Company provides this information as a supplement to GAAP information to assist itself and investors in understanding the impact of various items on its financial statements, some of which are recurring or involve cash payments. The Company uses this information in its analysis of the performance of its business excluding items that it does not consider as relevant in the performance of its hospitals in continuing operations. Adjusted EBITDA is not a measure of liquidity, but is a measure of operating performance that management uses in its business as an alternative to net income (loss) attributable to Tenet Healthcare Corporation shareholders. Because Adjusted EBITDA excludes many items that are included in our financial statements, it does not provide a complete measure of our operating performance. Accordingly, investors are encouraged to use GAAP measures when evaluating the Company’s financial performance.

The reconciliation of net income (loss) attributable to Tenet Healthcare Corporation shareholders, the most comparable GAAP term, to Adjusted EBITDA, is set forth in the first table below for the three and six months ended June 30, 2009 and 2008.

(2) Adjusted Free Cash Flow

Adjusted Free Cash Flow, a non-GAAP term, is defined by the Company as cash provided by (used in) operating activities less income tax refunds (payments), payments against reserves for restructuring charges and litigation costs and settlements, net cash provided by (used in) operating activities from discontinued operations, capital expenditures in continuing operations, and new and replacement hospital construction expenditures. The Company believes the use of Adjusted Free Cash Flow is meaningful as the use of this financial measure provides the Company and the users of its financial statements with supplemental information about the impact on the Company’s cash flows from the items specified above. The Company provides this information as a supplement to GAAP information to assist itself and investors in understanding the impact of various items on its cash flows, some of which are recurring. The Company uses this information in its analysis of its cash flows excluding items that it does not consider relevant to the liquidity of its hospitals in continuing operations. Adjusted Free Cash Flow is a measure of liquidity that management uses in its business as an alternative to net cash provided by (used in) operating activities. Because Adjusted Free Cash Flow excludes many items that are included in our financial statements, it does not provide a complete measure of our liquidity. Accordingly, investors are encouraged to use GAAP measures when evaluating the Company’s financial performance or liquidity. The reconciliation of net cash provided by (used in) operating activities, the most comparable GAAP term, to Adjusted Free Cash Flow is set forth in the second table below for the three and six months ended June 30, 2009 and 2008.

TENET HEALTHCARE CORPORATION

Additional Supplemental Non-GAAP Disclosures

Table #1 - Reconciliation of Adjusted EBITDA to Net Income (Loss) Attributable to Tenet

Healthcare Corporation Shareholders

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in millions)	2009	2008	2009	2008
Net income (loss) attributable to Tenet Healthcare Corporation shareholders	$(15)	$(15)	$163	$(46)
Less: Net income attributable to noncontrolling interests	(1)	—	(6)	(1)
Income (loss) from discontinued operations, net of tax	(17)	2	(31)	(6)

Income (loss) from continuing operations	3	(17)	200	(39)
Income tax benefit (expense)	(4)	16	(9)	15
Investment earnings (loss)	(5)	4	(3)	9
Gain (loss) from early extinguishment of debt	(21)	—	113	—
Net gains on sales of investments	15	—	15	—
Interest expense	(120)	(102)	(230)	(206)

Operating income	138	65	314	143
Litigation and investigation costs	(9)	(3)	(10)	(50)
Impairment of long-lived assets and goodwill and restructuring charges	(1)	(2)	(6)	(3)
Amortization	(11)	(9)	(22)	(18)
Depreciation	(87)	(84)	(172)	(165)

Adjusted EBITDA	$246	$163	$524	$379
Less: Adjusted EBITDA of hospital without full calendar year of operating results	5	(6)	8	(8)

Same-hospital adjusted EBITDA	$241	$169	$516	$387

Net operating revenues	$2,229	$2,112	$4,491	$4,268
Less: Revenues of hospital without full calendar year of operating results	24	2	46	2

Same-hospital net operating revenues	$2,205	$2,110	$4,445	$4,266

Adjusted EBITDA as % of net operating revenues (Adjusted EBITDA margin)	11.0%	7.7%	11.7%	8.9%
Adjusted same-hospital EBITDA as % of same-hospital net operating revenues (Adjusted same-hospital EBITDA margin)	10.9%	8.0%	11.6%	9.1%

Additional Supplemental Non-GAAP Disclosures

Table #2 - Reconciliation of Adjusted Free Cash Flow

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in millions)	2009	2008	2009	2008
Net cash provided by (used in) operating activities	$170	$123	$164	$(10)
Less:
Income tax refunds (payments), net	22	(4)	22	(3)
Payments against reserves for restructuring charges and litigation costs and settlements	(28)	(28)	(56)	(56)
Net cash provided by (used in) operating activities from discontinued operations	(26)	13	28	4

Adjusted net cash provided by operating activities – continuing operations	202	142	170	45
Purchases of property and equipment – continuing operations	(53)	(74)	(138)	(232)
Construction of new and replacement hospitals	(18)	(27)	(34)	(56)

Adjusted free cash flow – continuing operations	$131	$41	$(2)	$(243)

TENET HEALTHCARE CORPORATION

Additional Supplemental Non-GAAP Disclosures

Table #3 - Reconciliation of Outlook Adjusted EBITDA to

Outlook Net Income (Loss) Attributable to Tenet Healthcare Corporation Shareholders for

Year Ending December 31, 2009

(Unaudited)

(Dollars in Millions)	Low	High

Net income (loss) attributable to Tenet Healthcare Corporation shareholders	$(20)	$60
Less:
Net income attributable to noncontrolling interests	(8)	(13)
Loss from discontinued operations, net of tax	(60)	(40)

Income from continuing operations	48	113
Income tax benefit (expense)	5	(5)

Income from continuing operations, before income taxes	43	118
Net gains on sales of investments (a)	15	15
Interest expense, net	(460)	(445)
Net gain from early extinguishment of debt (a)	113	113

Operating income	375	435
Litigation and investigation costs	(25)	(15)
Impairment of long-lived assets and goodwill, and restructuring charges	(10)	(5)
Depreciation and amortization	(400)	(420)

Adjusted EBITDA	$810	$875

Net operating revenues	$8,900	$9,100
Adjusted EBITDA as % of net operating revenues (Adjusted EBITDA margin)	9.1%	9.6%

(a)	Management is not providing a forecast of these items for the remainder of 2009.

Additional Supplemental Non-GAAP Disclosures

Table #4 - Reconciliation of Outlook Adjusted EBITDA to

Outlook Normalized Net Income (Loss) Attributable to Tenet Healthcare Corporation

Shareholders for Year Ending December 31, 2009

(Unaudited)

(Dollars in Millions except per share amounts)	Low	High

Adjusted EBITDA (from Table #3, above)	$810	$875

Depreciation and amortization	(400)	(420)
Interest expense, net	(460)	(445)

Normalized income (loss) from continuing operations before income taxes	(50)	10
Normalized income tax benefit (expense) (a)	19	(4)

Income (loss) from continuing operations	(31)	6
Net income attributable to noncontrolling interests	(8)	(13)

Normalized net loss attributable to Tenet Healthcare Corporation shareholders (a)	$(39)	$(7)

Weighted average shares outstanding (in millions)	484	484

Normalized loss per share – Continuing operations (a)	$(0.08)	$(0.01)

(a)	Uses normalized tax rate of 37.1 percent.

TENET HEALTHCARE CORPORATION

Additional Supplemental Non-GAAP Disclosures

Table #5 - Reconciliation of Outlook Adjusted Free Cash Flow

for the Year Ending December 31, 2009

(Unaudited)

(Dollars in millions)	Low	High
Net cash provided by operating activities	$138	$243
Less:
Income tax refunds, net	15	25
Payments against reserves for restructuring charges and litigation costs and settlements	(195)	(185)
Net cash provided by operating activities from discontinued operations	28	38

Adjusted net cash provided by operating activities – continuing operations	290	365
Purchases of property and equipment – continuing operations	(320)	(360)
Construction of new and replacement hospitals	(80)	(90)

Adjusted Free Cash Flow – continuing operations	$(110)	$(85)